                  AGREEMENT TO TERMINATE SUBTENANT'S RIGHT OF
                       OCCUPANCY UNDER SUBLEASE AGREEMENT


     This Agreement To Terminate Subtenant's Right of Occupancy Under Sublease Agreement (this "Agreement") is entered into effective as of this 1st day of October, 1998 (the "Effective Date"), by and among SHASTA AVIATION CORP., d.b.a. CRESCENT HELICOPTERS ("Sublessor"), GLOBAL TURBINE SERVICES, INC. ("Sublessee") and AMERICAN AIRCARRIERS SUPPORT, INCORPORATED ("Assignee").


                                    RECITALS


A. Effective December 3, 1997, the Sublessor and Sublessee entered into the Sublease Agreement attached hereto and incorporated herein as Exhibit A (the "Sublease") for the premises described therein (the "Premises").

B. Tenant accepted the condition of the Premises and has been in continuous occupation of the Premises since the effective date of the Sublease.

C. Tenant is selling its assets to Assignee, and has requested Sublessor to consent to the assignment of the Sublease to Assignee, and to release Sublessee from the continuing obligation to pay rent under the Sublease.

D. Sublessor is not in default under the Sublease. Sublessee is current on payment of rent under the Sublease.

E. Sublessor desires to release Sublessee from its obligation to pay rent under the Sublease, subject to the terms and conditions contained in this Agreement.

F. Assignor desires to assume the Sublessee subject to the terms and conditions contained in this Agreement and the Sublease.


                                   AGREEMENT


     In consideration of the above recitals and the mutual promises contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. RELEASE OF SUBLESSOR. Sublessee hereby releases Sublessor from any and all conditions, covenants and obligations of Sublessor under the Sublease and agrees not to institute any action or suit in law or equity against Sublessor or to institute, prosecute or in any way aid in the institution or prosecution of any claim, demand, action or cause of action against Sublessor arising out of the Sublease or the Premises.

     2. ASSUMPTION BY ASSIGNEE. Assignee hereby assumes the Sublease and all of Sublessee's obligations under the same as of the Effective Date hereof, and accepts the terms and conditions of the Sublease. Assignee agrees to begin paying rent no later than the Effective Date.

     3. SECURITY DEPOSIT. Sublessor acknowledges Sublessee's assignment of the security deposit to Assignee, which shall continue to be subject to the terms and conditions described in the Sublease. The Parties acknowledge that Sublessor shall retain the security deposit in satisfaction of Assignor's requirement to provide a security deposit under the Sublease.

     4. VACATION OF PREMISES. Sublessee agrees to remove any personal assets or assets not being sold to Assignee no later than the Effective Date.

     5. INDEMNITY. Sublessee shall indemnify, defend and hold the Sublessor harmless from and against any and all claims, losses, damages, injuries, liabilities and all costs, including attorneys fees, court costs and expenses and liabilities incurred in or from any such claim, arising from Sublessee's use or occupancy of the Premises during the term of the Sublease as modified by this Agreement, or arising from any act, negligence or the failure to act of Sublessee, or any of its agents, contractors, employees, invitees or guests. Sublessee, upon notice from sublessor, shall defend Sublessor at Sublessee's expense by counsel reasonably satisfactory to Sublessor. Sublessee, as a material part of the consideration of Sublessor, hereby waives all claims in respect thereof against Sublessor.

     6. CONDITIONS PRECEDENT TO RELEASE OF SUBLESSEE. Sublessor's release of Sublessee's obligation to pay rent under the Sublease, as further described in this Section 6 of this Agreement, is expressly conditioned upon and subject to satisfaction of the following conditions:

            (a) Assignee assuming the Sublease and all obligations thereof after the date hereof.

     7. RELEASE OF SUBLESSEE. Subject to Sublessee's compliance with the covenants and conditions contained in this Agreement and the satisfaction of the conditions contained in Section 6, and except as to the following conditions, effective as of the Effective Date, the Sublessor hereby releases Sublessee from any further obligation(s) to pay rent or to reimburse sublessor for operating, maintenance and common area operating expenses that relate to the period after such date.

     Sublessee is not released from its covenants under the Sublease other than for the payment of rent and the reimbursement or payment of operating, maintenance and common area maintenance expenses. Sublessee is not released from any other covenants under the Sublease, including, but not limited to, payment for claims relating to environmental contamination of the Premises, claims for payment for work performed on the Premises, claims relating to Sublessee's use or occupancy of the Premises, or Sublessee's failure to properly maintain the Premises, which claims arose during the term of the Sublease.

     8. ATTORNEYS' FEES. In the event of any controversy, claim or action being filed or instituted between the parties to this Agreement to enforce the terms and conditions of this Agreement or arising from the breach of any provision hereof, the prevailing party will be entitled to receive from the other party all costs, damages, and expenses, including reasonable attorneys' fees, incurred by the prevailing party, whether or not such controversy or claim is litigated or prosecuted to judgment, including all costs and reasonable attorneys fees incurred as a result of any appeal. The prevailing party will be that party who was awarded judgment as a result of trial or arbitration, or who receives a payment of money from the other party in settlement of claims asserted by that party.

     9. COUNTERPARTS. This Agreement may be executed in any number of counterparts and once so executed by all parties thereto, each such counterpart shall be deemed to be an original instrument but all such counterparts together shall constitute but one agreement.

     10. SURVIVAL. The terms and provisions hereof shall survive the termination of the Lease and shall remain in full force and effect thereafter.

     11. BINDING EFFECT. This Agreement and shall be for the benefit of and bind the parties hereto and their respective heirs, legal representatives, successors and assigns.

     12. FURTHER ACTS. Except as otherwise provided herein, in addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by the parties, the parties hereby agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds and assurances as any party hereto may reasonably require to consummate the transaction contemplated hereunder.

     13. ENTIRE AGREEMENTS. This Agreement and the other documents to be executed by the parties hereunder, embody the entire agreement relative to the subject matter hereof, and there are no oral agreements existing relative to the subject matter hereof which are not expressly set forth herein or in the documents to be executed hereunder and covered hereby, and in the case of any conflicts between any such documents, this Agrement shall control. This Agreement may be modified only in writing when signed by all the parties hereto.

     14. WAIVER. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of the breach of any covenant, term or condition shall not be deemed to be a waiver of any other covenant, term or condition herein. Acceptance by a party of any performance by another party after the time the same shall have become due shall not constitute a waiver by the first party of the breach or default of any such covenant, term or condition unless otherwise expressly agreed to by the first party in writing.

     15. INCORPORATION OF RECITALS. The foregoing recitals are incorporated into and made an integral part of this Agreement.

EXECUTED effective the date first set forth above.

                                 SUBLESSOR


                                 SHASTA AVIATION CORP.,
                                 an Idaho corporation



                                 By:   /s/ Dean H. Shealy
                                     ------------------------------------
                                       Dean H. Shealy, President



                                 SUBLESSEE

                                 GLOBAL TURBINE SERVICES, INC.,
                                 a ___________________ corporation


                                 By:   /s/ Mike Evans
                                      ------------------------------------

                                 Its:  President
                                      ------------------------------------



                                 ASSIGNEE

                                 AMERICAN AIR CARRIERS SUPPORT, INCORPORATED, a Delaware corporation



                                 By:    Karl Brown
                                      ------------------------------------

                                 Its:   President
                                      ------------------------------------

                               SUBLEASE AGREEMENT


THIS AGREEMENT, entered into on October 1, 1997 by and between SHASTA AVIATION CORP., dba CRESCENT HELICOPTERS, hereinafter called the SUBLESSOR, and GLOBAL TURBINE SERVICES INC., hereinafter called SUBLESSEE or TENANT:


                                   WITNESSETH

1.   AGREEMENT TO LEASE:

     Subject to the approval of Broward County, Florida, a political subdivision of the State of Florida, SUBLESSOR does this day lease unto SUBLESSEE, and said SUBLESSEE, does hire and take as tenant under said SUBLESSOR, that portion of SUBLESSEES premises known as the NORTHEAST and NORTHWEST HANGARS, including concrete pad and land to the south of the two Hangars together with designated tie downs and other land and open areas as shown on Exhibit "A" attached hereto and incorporated herein by reference. The SUBLESSEE Premises specifically excludes the Jet Fuel Facility including ingress and egress thereto, and land east of the north/south taxiway to the west of the NORTHWEST HANGAR as shown on Exhibit "A".

2.   MASTER LEASE:

     SUBLESSEE hereby acknowledges that the Premises and SUBLESSOR'S rights thereto are subject to the Master Lease with Broward County, a copy of which is on file in the offices of Broward County Aviation Department, Division of Airports and SUBLESSOR'S offices, and SUBLESSEE hereby represents that it is familiar with the provisions of same and said Master Lease is incorporated herein by reference. SUBLESSEE acknowledges that (a) it will comply with each and every provision of the Master Lease in accordance with the terms hereof as such provisions relate to the Premises, except as such provisions are supplemented or amended by this Sublease Agreement; (b) any and all rights and reservations of Broward County under the Master Lease as such rights or reservations may apply to the leased Land described in the Master Lease or SUBLESSOR shall likewise apply to the Premises and SUBLESSEE under this Sublease Agreement; and (c) any remedy which Broward County may have against SUBLESSOR or the leased premises under the Master Lease shall become a remedy of SUBLESSOR and Broward County against SUBLESSEE and the Premises under this Sublease Agreement. The foregoing shall in no manner limit SUBLESSOR's right to require SUBLESSEE to comply with SUBLESSEE's obligations under this Sublease Agreement or SUBLESSEE's obligations, as limited by this Agreement, under the Master Lease.

3.   LEASE TERM:

     The term of this Lease is for FOUR (4) years commencing December 15, 1997 and continuing through December 14, 2001, subject to and conditioned upon the approval of Broward County Florida, and the fulfillment of all terms and conditions of this lease. Furthermore, the SUBLESSOR does hereby grant SUBLESSEE an additional TWO YEAR NINE AND ONE HALF MONTHS Option to Lease said premises commencing December 15, 20001 and continuing through September 30, 2004, at the rental amounts specified below. Such option to be exercised by SUBLESSEE providing SUBLESSOR notice in writing of intent to exercise the option no later than 180 days prior to the end of the initial lease term (December 14, 2001).

     RENTAL AMOUNT:

     The agreed total base annual rental amount for year one shall be $96,000 or $8,000 per month plus any applicable sales or use tax or other sums imposed by law on such payments. It is recognized that, for purposes of any rental increases imposed on SUBLESSOR by Broward County, SUBLESSEE shall occupy 50% of the total premises leased by SUBLESSOR and will be responsible to pay, as additional rent, 50% of any such Broward County imposed rental increase. Therefore, 50% of the final rent increase resulting from the revaluation of the premises in August 1997, which is currently being negotiated with Broward County (estimated to be between $500 and $2,200 per month), will be added to the base monthly rent of $8,000 retroactive to December 15, 1997. It is further agreed that 50% of any rent increase resulting from the re-evaluation of the premises by Broward County as of August 2002 will be added to the then monthly rental rate paid by SUBLESSEE during the option period if said option has been exercised by SUBLESSEE. In addition, at the time of percentage Consumer Price Index (CPI) increases (if any) imposed by Broward County on SUBLESSOR, SUBLESSEE'S annual rental amount will be increased by a dollar amount equal to 50% of that CPI percentage increase. Base monthly rent will also increase beginning the second year (December 15, 1998) as well as at the beginning of each year thereafter including each option year by an amount of $500 per month. All rents are due monthly in advance on the first calendar day of each month payable to: CRESCENT HELICOPTERS, 7750 Pines Blvd., Pembroke Pines, FL 33024. The first lease payment due December 15, 1997 will be for both the first and last month's base lease payments amounting to $16,000. A 10% penalty fee will be incurred by the SUBLESSEE for any payments not received by the SUBLESSOR by the seventh calendar day of the applicable month.

5.   DEPOSIT:

     Receipt is hereby made in the amount of $8,500 from SUBLESSEE. Upon acceptance of this lease, such deposit shall belong to the SUBLESSOR and applied as a Security Deposit for the period of said Lease. Said Security Deposit shall secure the performance of the SUBLESSEE'S obligation hereunder and shall constitute a fund from which any liens incurred by SUBLESSEE or damages caused by SUBLESSEE and suffered by SUBLESSOR shall be paid. Any Deposit remaining upon termination shall be returned to the SUBLESSEE. SUBLESSEE shall not have the right to apply the Security Deposit in payment of monthly rent.

6.   LESSEE'S OBLIGATIONS:

     (A) SUBLESSEE herein to the absolute and complete exclusion of SUBLESSOR herein, shall be solely responsible for the performance of any and all maintenance upon the interior and exterior of premises including maintenance and repair of the tie down areas, maintenance of the landscaping, cutting grass areas including grass around tie down areas, the payment of any and all liability, fire and personal property insurance premiums, and 100% of said hangar's metered utilities. In addition, tenant A shall pay 50% of the water bill which is a joint use water bill for the entire premises.
     (B) SUBLESSEE shall be solely responsible for the maintenance and repair of all equipment, doors, windows, electrical, plumbing and HVAC equipment and any and all other related equipment.

     (G) SUBLESSEE shall accept the premises in "as is" condition including acknowledgment by SUBLESSEE of an acceptable Phase II environmental inspection having been completed on the premises as of __________ 199_, a copy of which is attached and as such made a part of this lease. SUBLESSEE shall also be responsible for any and all improvements to the premises, with any improvement costing more than $1,000 requiring the written approval of SUBLESSOR. All SUBLESSEE improvements shall at the end of the lease term become the property of the SUBLESSOR unless said improvements are removed by SUBLESSEE and the premises are put back to it's original condition as determined solely by SUBLESSOR.

7.   SUBLESSOR'S OBLIGATIONS:

     (A) SUBLESSOR shall be responsible for the maintenance on the roof, exterior structural walls and foundation of any buildings located on the Premises.

8.   SUB-LETTING:

     SUBLESSEE shall not assign this lease nor sublet the premises, or any part thereof, without the written consent of the SUBLESSOR, nor shall SUBLESSEE allow the premises, or any part thereof, to be used for any other purpose than is legally permitted by Broward County or any other governing body.

9.   PERSONAL PROPERTY:

     All personal property placed or moved into the premises above described by the SUBLESSEE, shall be at risk of the SUBLESSEE or OWNER thereof, and the SUBLESSOR shall not be liable for any damage to said personal property, or to the SUBLESSEE, or to any other party for any reason whatsoever.

10.  COMPLIANCE WITH RULES AND REGULATIONS:

     SUBLESSEE shall promptly comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments, Broward County Aviation Department, and of any and all of their departments, bureaus and agencies applicable to said premises.

11.  COMPLIANCE WITH RULES AND REGULATIONS: NON-PAYMENT OF RENT, RIGHT OF
     RE-ENTRY:

     (A) Time shall be of the essence within the terms and conditions of this Lease. THE PROMPT PAYMENT OF THE RENT FOR SAID PREMISES UPON THE DATES NAMED, AND THE FAITHFUL OBSERVANCE OF THE RULES AND REGULATIONS AND TERMS OF THIS LEASE ARE THE CONDITIONS UPON WHICH THIS LEASE IS MADE AND ACCEPTED. Any material failure on the part of the SUBLESSEE herein to comply with the terms, conditions, rules or regulations now in existence, or which may be hereinafter required by Broward County, Florida, to whom this Lease is subservient, or the failure to pay rent within Seven calendar days after the same is due and payable, shall, at the option of the SUBLESSOR, work a forfeiture of this said contract and of all rights of the SUBLESSEE hereunder, and, thereupon, the SUBLESSOR, it's agent or attorneys, shall have the right to enter said premises and remove therefrom all persons and/or personal property located therein, forcibly or otherwise.
     (B) If the SUBLESSEE shall abandon or vacate the subject premises before the end of the term of this Lease, or any extension thereof, or if said SUBLESSEE shall suffer the rent or any other sums of money due SUBLESSOR to be in arrears, then, and in such event, the SUBLESSOR.

          may, at its option, forthwith cancel this Lease or SUBLESSOR may enter said premises by force or otherwise, without being liable in any way therefor, and relet the premises with or without any furniture, tools, or equipment, that may be therein, at such price and upon such terms and for such duration of time as the SUBLESSOR may determine, and revive the rent therefor, applying the same to the payment of the rent or other moneys due by these presents, and if the full rental or other sums of money due SUBLESSOR herein provided shall not be realized by SUBLESSOR over and above the expenses to the SUBLESSOR in such releting, the said SUBLESSEE shall pay any deficiency.

12.  ATTORNEY'S FEES AND COSTS:

     The parties hereto agree, jointly and severally, to pay to the prevailing party a reasonable attorney's fee, suit costs, and all other costs connected with the enforcement of any and all terms of this Lease Agreement.

13.  TIMELY PAYMENT OF RENT, UTILITIES, TAXES AND INSURANCE.

     (A) SUBLESSEE agrees that they will pay all charges for rent, insurance, utilities etc. on said premises, and should said charges herein provided for at any time become due and unpaid for a period of Seven
          (7) Calendar days after the same shall become due and owing, the SUBLESSOR may, at its option, consider the said SUBLESSEE to be tenants at sufferance and shall have the right to immediately reenter upon said premises and the entire rent for the remainder of this Lease Agreement shall be at once due and payable and may forthwith be collected by distress and otherwise, plus reasonable attorney's fees and any other costs and expenses connected with the enforcement of the terms and conditions of any portion of this Lease Agreement.
     (B) SUBLESSEE agrees that they will pay any and all applicable sales taxes, personal property taxes, which may be levied against the property herein now or in the future during the course of this Lease Agreement or any extension thereof.

14.  RIGHT OF INSPECTION AND ENTRY:

     The SUBLESSOR, or any of its agents, shall have the right to enter said premises during all reasonable hours to examine the same, to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort or preservation thereof, of said building, or to exhibit said premises, and to put or keep upon the doors thereof a notice "FOR RENT" at any time the SUBLESSEE is in default of this sublease agreement as well as within 180 days before the expiration of this Sublease.

15.  ACCEPTANCE AND RETURN OF PREMISES:

     SUBLESSEE hereby accepts the premises in the condition they are in at the beginning of this Lease and agrees to maintain said premises in at least the same condition, order and repair as they are at the time commencement of said term, excepting only reasonable wear and tear.

16.  LIMITATION OF LANDLORD'S LIABILITY:

     SUBLESSOR shall not be liable for any damages or injury by any cause, which may be sustained by the SUBLESSEE herein or any persons or for any other damage or injury resulting from carelessness, negligence or improper conduct on the part of any other tenant or agent, or employee, or entity.

17.  DEFAULT AND REMEDIES:

     A. DEFAULT. The occurrence of any of the following shall constitute a material default and breach of this Lease by SUBLESSEE:
          (1) Any failure by SUBLESSEE to pay Minimum Rent or Percentage Rent or any other monetary sums required to be paid hereunder, where such failure continues for three (3) days after written notice by SUBLESSOR to SUBLESSEE:
          (2) The failure to occupy or the abandonment or vacation of the Premises by SUBLESSEE;
          (3) The repudiation of this Lease by SUBLESSEE, any action by SUBLESSEE which renders performances by SUBLESSEE of its obligations under this Lease impossible, or any action by SUBLESSEE which demonstrates an intent by SUBLESSEE not to perform an obligation under this Lease or not to continue with the performance of obligations under this Lease;
          (4) A failure by SUBLESSEE to observe and perform any other provisions of this Lease to be observed or performed by SUBLESSEE, where such failure continues for fifteen (15) days after written notice thereof by SUBLESSOR to SUBLESSEE; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said fifteen (15) day period, SUBLESSEE shall not be deemed to be in default if SUBLESSEE shall within such period commence such cure and thereafter diligently prosecute the same to completion;
          (5) The making by SUBLESSEE of any general assignment or general arrangement for the benefit of creditors, the filing by or against SUBLESSEE of a petition to have SUBLESSEE adjudged bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against SUBLESSEE, the same is dismissed within sixty (60) days), the appointment of a trustee or receiver to take possession of substantially all of SUBLESSEE'S assets or of SUBLESSEE'S interest in this Lease, where possession is not restored to SUBLESSEE within thirty (30) days, or the attachment, execution or other judicial seizure of substantially all of SUBLESSEE'S assets located at the Premises or of SUBLESSEE'S interest in this Lease, where such seizure is not discharged within thirty (30) days.
     B. NOTICE. SUBLESSEE shall pay SUBLESSOR the sum of One Hundred and No/100ths dollars ($100.00) in addition to any other obligations hereunder for the cost of sending each Notice to Default.
     C. REMEDIES. In the event of any such material default or breach by SUBLESSEE, SUBLESSOR may at any time thereafter, without limiting SUBLESSOR in the exercise of any right of remedy at law or in equity which SUBLESSOR may have by reason of such default or breach:
         (1) Maintain this Lease in full force and effect and recover the Rent and other monetary charges as they become due (or alternatively, if SUBLESSOR exercises the right to accelerate the Rent due hereunder as set forth in Section 17D below, recover all Rent and other monetary charges due as a result of acceleration), without terminating SUBLESSEE'S right to possession irrespective of whether SUBLESSEE shall have abandoned the Premises. In the event SUBLESSOR elects not to terminate this Lease, SUBLESSOR shall nevertheless have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as SUBLESSOR deems reasonable and necessary without being deemed to have elected to terminate this Lease, including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of SUBLESSEE, and if SUBLESSEE does not pay for storage, then sold at public auction; the proceeds of such sale shall first be applied to payment of the expenses of such sale, second to amounts due SUBLESSOR and the balance, if any, to SUBLESSEE. In the event any re-letting occurs, SUBLESSEE'S right to possession of the Premises under this Lease shall terminate automatically upon the new SUBLESSEE taking possession of the Premises, but SUBLESSEE shall nevertheless be responsible for damages, more particularly described in Sections 17C.(2)a through 17C.(2)e. Notwithstanding that SUBLESSOR fails to elect to terminate the Lease initially, SUBLESSOR may at any time during the term of this Lease elect to terminate this Lease by virtue of such previous default of SUBLESSEE.
          (2) Terminate SUBLESSEE'S right to possession by any lawful means and SUBLESSEE shall immediately surrender possession of the Premises to SUBLESSOR. In such event SUBLESSOR shall be entitled to recover from SUBLESSEE all damages incurred by SUBLESSOR by reason of SUBLESSEE'S default, including without limitation thereto the following:
                   a.) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus
                   b.) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds, the amount of such rental loss that could have been reasonably avoided; plus
                   c.) the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that could be reasonably avoided; plus
                   d.) any other amount necessary to compensate SUBLESSOR for all the detriment proximately caused by SUBLESSEES failure to perform its obligation under this Lease or which in the ordinary course of events would be likely to result therefrom including costs and expenses incurred by SUBLESSOR in making the Premises ready for a new SUBLESSEE; plus
                   e.) at SUBLESSOR'S election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law of the State where the Premises are located. Upon any such re-entry, SUBLESSOR shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which SUBLESSOR in its sole discretion deems reasonable and necessary. As used in Section 17C.(2)a. above, the "worth at the time of award" is computed by allowing interest at the rate of one percent (1%) per month from the date of default. The term Rent, means the rent to be paid pursuant to Paragraph 4 and all other monetary sums required to be paid by SUBLESSEE pursuant to the terms of this Lease.
     D. ACCELERATION OF RENT. In the event of any such material default or breach by SUBLESSEE, SUBLESSOR may, at its election and without limiting SUBLESSOR'S other rights and remedies, accelerate the payment of all Rent and other monetary sums payable by

             SUBLESSEE for the balance of the term and upon any such elections such sums shall be immediately due and payable in full.
     E. SPECIAL DAMAGES. In addition to the damages for breach of this Lease described in Paragraph 17C. and 17D. SUBLESSEE agrees that SUBLESSOR shall be entitled to receive from SUBLESSEE any and all costs in connection with SUBLESSEE'S default hereunder, including without limitation, administrative costs of SUBLESSOR associated with SUBLESSEE'S default, costs of repairing and/or remodeling the Premises for new SUBLESSEES and leasing commissions for any leasing agent engaged to re-let the Premises.
     F. LATE CHARGES. SUBLESSEE hereby acknowledges that late payment by SUBLESSEE to SUBLESSOR of Rent and other sums due hereunder will cause SUBLESSOR to incur costs not contemplated by this Lease, the exact amount of which are unknown and will be extremely difficult to ascertain other than such late charges which may be imposed on SUBLESSOR by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or any other sums due from SUBLESSEE shall not be received by SUBLESSOR or SUBLESSOR'S designee within seven (7) days after such amount shall be due, SUBLESSEE shall pay to SUBLESSOR in addition to any late charges incurred by SUBLESSOR under any mortgage or deed of trust covering the Premises, a late charge equal to ten percent (10%) of the amount(s) past due and additionally all such installments of Rent or other sums due shall bear interest from the seventh day forward at the rate of One percent (1%) per month until paid in full. The parties hereby agree that such late charges represents fair and reasonable estimate of the costs SUBLESSOR will incur by reason of late payment by SUBLESSEE. Acceptance of such late charge by SUBLESSOR shall in no event constitute a waiver of SUBLESSEE'S default with respect to such overdue amount, nor prevent SUBLESSOR from exercising any of the rights and remedies granted hereunder.
     G. DEFAULT BY SUBLESSOR. SUBLESSOR shall not be in default unless SUBLESSOR fails to perform obligations required of SUBLESSOR within a reasonable time, but in no event later that thirty (30) days after written notice by SUBLESSEE to SUBLESSOR and to the holder of any mortgage or deed of trust covering the Premises furnished to SUBLESSEE in writing, specifying wherein SUBLESSOR has failed to perform such obligations; provided, however, that if the nature of SUBLESSOR'S obligation is such that more than thirty (30) days are required for performance, then SUBLESSOR shall not be in default if SUBLESSOR commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion; provided, further, that in the event that SUBLESSOR has defaulted in the payments of a monetary obligation and SUBLESSEE has advanced monies to pay such obligation. SUBLESSOR shall pay SUBLESSEE interest on such monies advanced at a rate of one percent (1%) per month until paid in full.
     H.      BANKRUPTCY.
             (1.) CHAPTER 7. In the event that SUBLESSEE shall become a debtor in a case filed under Chapter 7 of the Bankruptcy Code, and SUBLESSEE'S trustee or SUBLESSEE shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may be made only if the provisions of Sections 17H.(2), 17H.(3), and 17H.(5) are satisfied. If SUBLESSEE or SUBLESSEE'S trustee shall fail to elect to assume this Lease within sixty (60) days after the filing of such petition or such additional time as provided by the court within such 60-day period, this Lease shall be deemed to have been rejected. Immediately thereupon SUBLESSOR shall be entitled to possession of the Premises without further obligation to SUBLESSEE or SUBLESSEE'S trustee and this Lease, upon the election of SUBLESSOR, shall terminate but SUBLESSOR'S right to be compensated for damages (including, without limitation, damages pursuant to this Paragraph 17) in any such proceeding shall survive whether or not the Lease is terminated.
          (2.) CHAPTER 11. In the event that SUBLESSEE shall become a debtor in a case filed under Chapter 11 of the Bankruptcy Code, or in a case filed under Chapter 7 of the Bankruptcy Code which is converted to Chapter 11, SUBLESSEE'S trustee or SUBLESSEE, as debtor-in-possession, must elect to assume this Lease within sixty (60) days from the date of the filing of the petition under Chapter 11 or conversion thereto, or SUBLESSEE'S trustee or the debtor-in-possession shall be deemed to have rejected this Lease. Immediately thereupon SUBLESSOR shall be entitled to possession of the Premises without further obligation to SUBLESSEE or SUBLESSEE'S trustee and this Lease, upon the election of SUBLESSOR, shall terminate, but SUBLESSOR'S right to be compensated for damages (including, without limitation, damages pursuant to this Paragraph 17) in any such proceeding shall survive whether or not the Lease is terminated.
                    Should SUBLESSEE'S trustee, or SUBLESSEE or debtor-in-
               possession elect to assume this lease, it can do so only if:
               a.) SUBLESSEE'S trustee or the debtor-in-possession has cured all defaults under this Lease, or has provided SUBLESSOR with Assurance (as defined below) that it will cure all defaults susceptible of being cured by the payment of money on the date of such assumption, and that it will cure all other defaults under this Lease which are susceptible of being cured by the performance of any act within fifteen
                    (15) days from the date of such assumption.
               b.) SUBLESSEE'S trustee or the debtor-in-possession has compensated or has provided SUBLESSOR with Assurance that within ten (10) days from the date of such assumption that it will compensate SUBLESSEE for any actual pecuniary loss incurred by SUBLESSEE arising from the default of SUBLESSEE, SUBLESSEE'S trustee, or the debtor-in-possession indicated in any statement of actual pecuniary loss sent by SUBLESSOR to SUBLESSEE'S trustee or the debtor-in-possession.
               c.) SUBLESSEE'S trustee or the debtor-in-possession has provided SUBLESSOR with Assurance of future performance of each of the obligations under this Lease of SUBLESSEE, SUBLESSEE'S trustee or the debtor-in-possession, and if SUBLESSEE'S trustee or the debtor-in-possession has provided such assurance, SUBLESSEE'S trustee or the debtor-in-possession shall also deposit with, or provide Assurance as defined below to SUBLESSOR, as security for the timely payment of Rent hereunder, an amount equal to six (6) monthly installment payments of the Rent, provided all terms and provisions of this Lease shall have been complied with. The obligations imposed upon SUBLESSEE'S trustee or the debtor-in-possession by this paragraph shall continue with respect to SUBLESSEE or any assignee of this
                    Lease after the completion of bankruptcy proceedings.
               d.)  Such assumption will not breach or cause a default under any provision of any other lease, mortgage, financing
                    agreement or other agreement by which SUBLESSOR is bound relating to the Premises. For purposes of this Paragraph 17H, SUBLESSOR and SUBLESSEE acknowledge that "Assurance" shall mean no less than: SUBLESSEE'S trustee or the debtor-in-possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure SUBLESSOR that sufficient funds will be available to fulfill the obligations of SUBLESSEE under this Lease and there shall have been deposited with SUBLESSOR, or the Bankruptcy Court shall have entered an order segregating sufficient cash payable to SUBLESSOR and/or SUBLESSEE'S trustee or debtor-in-possession shall have been granted a valid and perfected first lien and security interest and/or mortgage in property of SUBLESSEE, SUBLESSEE'S trustee of the debtor-in-possession, acceptable as to value and kind to SUBLESSOR, to secure to SUBLESSOR the obligation of SUBLESSEE'S trustee or the debtor-in-possession to cure the defaults under this Lease, monetary and/or non-monetary, within the time periods set forth above.
          (3). SUBSEQUENT PETITIONS. In the event that this Lease is assumed in accordance with Paragraph 17H(2) and thereafter SUBLESSEE is liquidated or files or has filed against it a subsequent petition under Chapter 7 or Chapter 11 or the Bankruptcy Code, SUBLESSOR may, at it's option, terminate this Lease and all rights of SUBLESSEE hereunder by giving SUBLESSEE notice of its election to so terminate within thirty (30) days after the occurrence of either of such events.
          (4). ADEQUATE ASSURANCES. If SUBLESSEE'S trustee or the debtor-in-possession has assumed the Lease pursuant to the terms and provisions of Sections 17H(1), 17H(2) and 17H(3) for the purposes of assigning (or thereafter elects to assign) this Lease, this Lease may be so assigned only if the proposed assignee has provided adequate assurance of future performances of all of the terms, covenants and conditions of this Lease to be performed by SUBLESSEE. SUBLESSOR shall be entitled to receive all cash proceeds of such assignment. As used herein, "adequate assurance of future performance" shall mean and include all such requirements as set forth in Section 365 of Title II, U.S. Code (as may be amended) are met, and further that no less than each of the following conditions has been satisfied.
               a). The proposed assignee has furnished SUBLESSOR with either
                   (i) a current financial statement audited by a certified public accountant indicating a net worth and working capital in amounts which SUBLESSOR reasonably determines to be sufficient to assure the future performance by such assignee of SUBLESSEE'S obligations under this Lease, or (ii) a guarantee or guarantees, in form and substance satisfactory to SUBLESSOR, from one or more persons with a net worth which SUBLESSOR reasonable determines to be sufficient to secure the SUBLESSEE'S obligations hereunder, and has also furnished information with respect to the proposed assignee's management ability, expertise and experience in SUBLESSEE'S business and SUBLESSOR has reasonably determined that the proposed assignee has the management expertise and experience to operate the business conducted on the Premises.
               b). SUBLESSOR has obtained all consents or waivers from others required under any lease, mortgage, financing arrangement or other agreement by which SUBLESSOR is bound, in order to permit SUBLESSOR to consent to such assignment without violating the terms of any such agreement.
               c). The proposed assignment will not release or impair any guaranty of the obligations of SUBLESSEE (including the proposed assignee) under this Lease.
          (5). USE AND OCCUPANCY CHARGES. When, pursuant to the Bankruptcy
               Code, SUBLESSEE'S trustee or the debtor-in-possession shall be obligated to pay reasonable use and occupancy charges for the use of the Premises, such charges shall not be less than the Base Rent plus Broward County valuation rental increase, CPI increases, and other charges due hereunder. No acceptance by SUBLESSOR of said use and occupancy charges, or of Rent hereunder shall constitute a waiver of any of the provisions of this Paragraph 17H, or any of SUBLESSOR'S rights thereunder.

          (6) NO TRANSFER IN BANKRUPTCY WITHOUT CONSENT. Neither the whole nor any portion of SUBLESSEE'S interest in this Lease or its estate in the Premises shall pass to any trustee, receiver, or assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of SUBLESSEE unless the requirements and conditions of this Paragraph 17H, are truly met or unless SUBLESSOR shall have otherwise consented to such transfer in writing. No acceptance by SUBLESSOR of installment payments or Rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by SUBLESSOR nor shall it be deemed a waiver of SUBLESSOR'S rights under this Paragraph 17H including the right to terminate this Lease for any transfer of SUBLESSEE'S interest under this Lease without such consent.

18.  PERSONS AND PARTIES BOUND HEREBY:

     This contract shall be binding upon the SUBLESSOR, it's heirs, administrators or legal representatives, and of the SUBLESSEE, individually or corporately, jointly and severally.

19.  TIME OF PERFORMANCE HEREUNDER:

     It is understood and agreed by and between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein.

20.  NOTICE:

     It is understood and agreed by and between the parties hereto that written notice mailed or hand delivered to the premises leased hereunder shall constitute sufficient notice to the SUBLESSEE to comply with the terms of this Lease Agreement. As to the SUBLESSOR, all notices shall be sent to:
     Crescent Helicopters, 7750 Pines Blvd., Pembroke Pines, FL 33024.

21.  CHARGES AS RENT:

     It is understood and agreed by and between the parties hereto that any charges against the SUBLESSEE by the SUBLESSOR for services or for work done on the premises by order of the SUBLESSEE or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

22.  REQUIRED INSURANCE:

     SUBLESSEE, at it's sole expense, shall maintain a Comprehensive General Liability Insurance Policy in an amount not less that $1,000,000 and listing Crescent Helicopters, and Larry D. Stevens and Dean H. Shealy, as "ADDITIONAL INSURED". SUBLESSEE shall also maintain fire and extended coverage insurance upon the Premises and any contents owned by SUBLESSOR in an amount equal to no less than 100% of the replacement cost. Such insurance shall include standard extended coverage, vandalism, malicious mischief, and water damage coverage and shall name Broward County, SUBLESSOR and any mortgagee of SUBLESSOR as additional insured and co-loss payee thereunder. Evidence of the above insurance must be delivered to SUBLESSOR prior to occupancy. SUBLESSEE will continue to provide SUBLESSOR with satisfactory evidence that such insurance is maintained throughout the SUBLESSEE term.

23.  WASTE DISPOSAL:

     SUBLESSEE shall not suffer the disposal of any human or chemical waste in, on or about the demised premises except in approved containers, or fashion, and in areas specifically approved by Landlord for such purpose. All government requirements relative to the storage and disposal of hazardous chemicals, fuel, oil, etc., shall be strictly adhered to at all times.

24.  MAINTENANCE OF GROUNDS:

     SUBLESSEE, at their sole expense, shall maintain the demised premises, including lawn and shrubbery, in at least as good condition as the same presently exists.

25.  USE:

     SUBLESSEE shall occupy the premises for Aircraft Service and Maintenance only. Any other use must be approved by Crescent Helicopters and Broward County Aviation Dept. SUBLESSEE is expressly restricted from conducting any helicopter activities on the premises including but not limited to equipment and parts sales, charters and contracts. SUBLESSEE is also restricted from performing any aircraft or aircraft parts stripping and/or painting activities on the Premises. Restrictions on SUBLESSEE activities as specified above also apply to anyone subletting or renting from SUBLESSEE.

26.  HOLD HARMLESS:

     SUBLESSEE shall indemnify and hold forever harmless SUBLESSOR and Broward County, against any and all claims of every kind or character arising out of the acts or omissions of SUBLESSOR, its directors, officers, agents, or employees or failure of SUBLESSOR to perform or comply with any of the terms hereof or otherwise caused by SUBLESSOR, its directors, officers, agents, or employees on said premises (except to the extent that such claims may be attributable to the negligence or willful misconduct of the agents or employees of SUBLESSOR) whether such claims shall arise from or be based upon injuries to persons (including death) or damage to property provided SUBLESSEE shall give SUBLESSOR prompt notice of any claims, damage or loss, or action in respect thereto, and an opportunity reasonably to investigate and defend against any claim or action based upon alleged negligent conduct of SUBLESSOR, its duly authorized director, officers, agents or employees.

27.  BINDING EFFECT:

     The party executing this Sublease Agreement on behalf of SUBLESSOR and SUBLESSEE respectively has the authority to bind the respective parties to this Sublease Agreement.

28.  ENTIRE AGREEMENT:

     The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

IN WITNESS WHEREOF, the parties hereto have executed this instrument for the purpose expressed, the day and year above written.


SUBLESSOR:                                                  SUBLESSEE:
----------                                                  ----------

SHASTA AVIATION CORPORATION                                 GLOBAL TURBINE SERVICES, INC.
DBA CRESCENT HELICOPTERS




BY:                                                         BY:
   ---------------------------------------------               --------------------------------------------


NAME:  DEAN H. SHEALY                                       NAME:
                                                                 ------------------------------------------


TITLE:  President                                           TITLE:
                                                                  -----------------------------------------


Signed, sealed and delivered in the presence of:            Signed, sealed and delivered in the presence of:


------------------------------------------------            ------------------------------------------------
Witness                                                     Witness


     In Witness whereof, the parties have made and executed this Agreement:


BROWARD COUNTY through its BOARD OF COUNTY COMMISSIONERS, signing by and through its Chairman or Vice Chairman, _______________________, authorized to execute same by Board Action on the ______ day of _______________, 1996.


GLOBAL TURBINE SERVICES, INC., signing by and through its ____________________

duly authorized to execute same and SHASTA AVIATION, dba CRESCENT HELICOPTERS,

signing by and through its ____________________ duly authorized to execute same.


                                     COUNTY
                                     ------

ATTEST:                                              BROWARD COUNTY, through its


                                                     BOARD OF COUNTY COMMISSIONERS


-----------------------------------------            ----------------------------------------

County Administrator and Ex-Officio Clerk                      day of                  , 1996
                                                     ---------        ----------------

of the Board of County Commissioners                 Approved as to form by Office of County Attorney

of Broward County, Florida                           Broward County, Florida